SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     DECEMBER 8, 2000


                    ACCUFACTS PRE-EMPLOYMENT SCREENING, INC.
                    ----------------------------------------
             (Exact name of Registrant as specified in its Charter)


                                    DELAWARE
                                    --------
                 (State of other jurisdiction of incorporation)


    001-14995                                               13-4056901
    ---------                                               ----------
Commission File No.                               I.R.S. Employer Identification


6 GREENE STREET, NEW YORK, NY                                 10013
-----------------------------                                 -----
Address of principal executive offices                        Zip code


      (212) 966-0666
    -------------------
Registrant's telephone number,
including area code

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         The Registrant ("Company"), on December ___, 2000, by a resolution of its Board of Directors, resolved to change auditing firms from Marcum & Kliegman LLP ("Marcum & Kliegman") to Meeks, Dorman and Company P.A.

         (a) There were no disagreements with the Company's former accounting firm in any matter of accounting principals, practices, financial statement disclosures or auditing scope or procedures in connection with audits by the Company's former accounting firm for the two most recent fiscal years, and in any subsequent interim period preceding such change of accounting firms.

         (b) Annexed hereto and made a part hereof is a letter addressed to the Commission from Marcum & Kliegman, stating that it agrees with the statements made by the Company in the within Report.

EXHIBITS

16.1 Letter to the SEC from the Company's former accounting firm, Marcum & Kliegman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   New York, New York
         December 13, 2000

                                       ACCUFACTS PRE-EMPLOYMENT SCREENING, INC.
                                       (REGISTRANT)


                                        /S/ PHILLIP LUIZZO
                                       ----------------------------------------
                                       Phillip Luizzo
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER